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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 4, 2004

                          EMISPHERE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                  1-10615                13-3306985
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
      of incorporation)                                    Identification
                                                              Number)

                765 Old Saw Mill River Road, Tarrytown, New York
                                      10591
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               (Address of Principal Executive Offices) (Zip Code)

                                 (914) 347-2220
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c) Exhibits. 99.1 Press Release, dated August 4, 2004, reporting the results of operations of Emisphere Technologies, Inc. (the "Registrant") for its fiscal second quarter ended June 30, 2004 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12.    DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On August 4, 2004, Emisphere Technologies, Inc. issued a press release announcing results of operations for the fiscal second quarter ended June 30, 2004. The Company also highlighted its progress related to development programs using its proprietary eligen(R) oral drug delivery technology. A copy of the press release is furnished herewith and is incorporated by reference herein as
Exhibit 99.1.

        The information in this Current report and attached Exhibit are being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EMISPHERE TECHNOLOGIES, INC.

Dated:  August 4, 2004

                                             By:
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                                                Name: Elliot Maza
                                                Title: Chief Financial Officer

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